SCHEDULE 14A INFORMATION
             Information Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:
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[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                  Adirondack Pure Springs Mt. Water Co., Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                   Adirondack Pure Springs Mt. Water Co., Inc.
                   -------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

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

                   Adirondack Pure Springs Mt. Water Co., Inc.
                   100 Quentin Roosevelt Boulevard - Suite 404
                           Garden City, New York 11530

NOTICE OF ACTION OF STOCKHOLDERS BY WRITTEN CONSENT IN LIEU OF STOCKHOLDERS MEETING

Dear Fellow Stockholders:

         On behalf of the Board of Directors and Management of Adirondack Pure Springs Mt. Water Co., Inc.(the "Company"), I urge you to consider and act upon the following proposals which the Board of Directors recommends that stockholders approve by written Consent in Lieu of a Stockholder's Meeting:

>> reincorporate the Company under the laws of Delaware through the merger of the Company into a Delaware subsidiary formed specifically for this purpose which reincorporation merger will, among other things, have the effect of changing the name of the Company to "Continental Beverage and Nutrition, Inc." and
>> increasing the number of shares of Common Stock which the Company is authorized to issue to from 40,000 to 100,000,000 shares;

     Pursuant to the provisions of New York law and the Company's certificate of incorporation, the foregoing proposal requires the affirmative vote or written consent of 2/3 of the Company's outstanding shares of common stock and Series A Preferred Stock.

         Only a limited number of the stockholders of record at the close of business on September 30, 2003 (the "Record Date"), will be requested to give their consent. To be effective, executed consents must signed dated and received at the office of the Company. While there is no specific deadline for the giving of consents, the Company does not intend to seek consents for a period in excess of sixty days from the first use of this Consent Statement. Any Stockholder who signs a written consent may revoke it by a written revocation delivered to the President of the Company at its offices on or before the such time as the consents of the holders of a majority of the issued and outstanding shares has been received by the Company. There will not be a meeting at which Stockholders may vote in person. If the proposed action is approved by the written consent of the holders of the requisite number of shares of Common Stock, then an Information Statement advising all Stockholders of such action will be distributed to all Stockholders of record. The proposed amendments will not be effected until at least twenty (20) days from the mailing of such Information Statement to all Stockholders of record. The address of the Company is:
Adirondack Pure Springs Mt. Water Co., Inc., 100 Quentin Roosevelt Boulevard, Garden City, NY 11530.

BY ORDER OF THE BOARD OF DIRECTORS

DAVID SACKLER,
PRESIDENT
October  _, 2003

YOUR CONSENT IS IMPORTANT. YOU ARE URGED TO DATE, SIGN AND RETURN YOUR CONSENT PROMPTLY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE APPROVAL OF THE PROPOSED CORPORATE ACTIONS BY THE CONSENT OF A 2/3 MAJORITY OF THE ISSUED AND OUTSTANDING SHARES MAY BE ASSURED. THE PROMPT RETURN OF YOU CONSENT WILL ALSO AID THE COMPANY IN REDUCING THE EXPENSE OF CONSENT SOLICITATION, THE GIVING OF SUCH CONSENT DOES NOT AFFECT YOUR RIGHT TO CHANGE YOUR VOTE BY REVOKING YOUR CONSENTS IN A SUBSEQUENT WRITING IN ADVANCE OF THE DATE WHEN THE REQUISITE NUMBER OF CONSENTS HAS BEEN RECEIVED BY THE COMPANY.

                   Adirondack Pure Springs Mt. Water Co., Inc.
                   100 Quentin Roosevelt Boulevard - Suite 404
                           Garden City, New York 11530

--------------------------------------------------------------------------------

                                CONSENT STATEMENT

--------------------------------------------------------------------------------


This Consent Statement has been furnished by the Board of Directors of Adirondack Pure Springs Mt. Water Co., Inc. (the "Company") for use in connection with the taking of an action of Stockholders by Written Consent in Lieu of a Meeting which must be adopted by the written consent of the holders of more than a 2/3 majority of the issued and outstanding shares of common stock and Series A Preferred Stock of the Company. This Consent Statement and Form of Consent are being mailed or delivered to certain stockholders of record on September 30, 2003 on or about October __, 2003. If the proposal is adopted, an Information Statement with respect to the approved action will be mailed to all stockholders of record and no action will be taken on any approved proposal until at least twenty days after the date the Information Statement is mailed.

         As of September 30, 2003, the record date for taking of consents, there were 21,035,193 outstanding shares of Common Stock and 20,000 shares of Series A Preferred Stock, which were the only outstanding classes of securities of the Company entitled to give consent to the following actions:

>> reincorporate the Company under the laws of Delaware through the merger of the Company into a Delaware subsidiary formed specifically for this purpose which reincorporation merger will, among other things, have the effect of; changing the name of the Company to "Continental Beverage and Nutrition, Inc." and
>> increasing the number of shares of common stock the Company is authorized to issue from 40,000,000 to 100,000,000.

         Each outstanding share of Common Stock is entitled to one vote on the matter to be voted upon.

         Properly executed Consents will be voted in accordance with the instructions indicated in such Consents. If no instructions are indicated, such Consents will be voted in favor of the proposal to reincorporate the Company under the Laws of the State of Delaware as set forth herein.

         Any Consents given pursuant to this solicitation may be revoked at any time prior to the Company receiving Consents from the holders of 2/3 of the issued and outstanding shares of Common Stock, by delivery to the President of the Company of a written notice of revocation.

         The entire cost of furnishing this Consent Statement will be borne by the Company. The Company only distribute this Consent Statement to a limited number of its stockholders..

                           YOUR CONSENT IS IMPORTANT.
YOU ARE URGED TO DATE, SIGN AND RETURN YOUR CONSENT PROMPTLY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE APPROVAL OF THE PROPOSED CORPORATE ACTIONS BY THE CONSENT OF A 2/3 MAJORITY OF THE ISSUED AND OUTSTANDING SHARES MAY BE ASSURED. THE PROMPT RETURN OF YOU CONSENT WILL ALSO AID THE COMPANY IN REDUCING THE EXPENSE OF CONSENT SOLICITATION, THE GIVING OF SUCH CONSENT DOES NOT AFFECT YOUR RIGHT TO CHANGE YOUR VOTE BY REVOKING YOUR CONSENTS IN A SUBSEQUENT WRITING IN ADVANCE OF THE DATE WHEN THE REQUISITE NUMBER OF CONSENTS HAS BEEN RECEIVED BY THE COMPANY.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding the Company's Common Stock beneficially owned on September 30, 2003, the record date of the taking of consents, by (i) each person who is known by the Company to own beneficially or exercise voting or dispositive control over 5% or more of the Company's Common Stock, (ii) each of the Company's Directors and (iii) all executive officers and Directors as a group. Except as otherwise indicated, all stockholders have sole voting and investment power with respect to the shares listed as beneficially owned by them, subject to the rights of spouses under applicable community property laws.


                                        Number of Shares
Shareholders                           Beneficially Owned       Percent of Class
------------                           ------------------       ----------------

David Sackler (1)
President, CEO, Chairman of
Board of Directors                         9,543,474                  45.4%

Eugene Stricker (1)
42 Barret Road
Lawrence, NY 11559                         1,292,342                   6.1%

Mark Schindler(1) (2)
330 East 75th Street #11C
New York, NY 10021                         1,127,113                   5.4%

Nick Namit, Director
3728 East End
Seaford, NY 11783                                  0                     0%

Prolerner.com Inc. (1)
545 Madison Ave. - 6th Floor
New York, NY 10021                         1,000,000                   4.8%

Ronald Berk, Director
211 East 70th St.
New York, NY 100210                                0                     0%


Directors and Officers as a Group (3)      9,543,474                  45.4%


(1) David Sackler, the president of Adirondack, is the President and sole shareholder of CES Holding Corp. which holds 9,543,474 common shares of the Company.

(2) Mark Schindler, a shareholder of Adirondack, is the general partner of SBS Limited Partnership. 235,271 shares are held in the name of SBS Limited Partnership and 891,842 shares are held in the name of Mark Schindler.

                        VOTING SECURITIES AND RECORD DATE

     The shares of Common Stock are the only class of voting securities of the Company outstanding. Shareholders of record as of the close of business on the Record Date are entitled to Notice and to vote at the Meeting. As of the close of business on the Record Date there were 21,035,193 shares of Common Stock outstanding. The approval of the reincorporation as a Delaware corporation will require the votes of 2/3 of the issued and outstanding shares or 14,023,462 shares.


                                   PROPOSAL I
                    APPROVAL OF REINCORPORATION INTO DELAWARE

         The Board of Directors has approved the reincorporation of the Company as a Delaware corporation through the merger by the Company into its wholly-owned subsidiary, Continental Beverage and Nutrition, Inc., a Delaware corporation ("CB&N"), subject to shareholder approval (the "Merger").

          The Board of Directors recommends the reincorporation of the Company in Delaware through a Merger into CB&N, because, in its opinion, the best interests of the Company will be served. The change of domicile will not involve any change in the business, properties or management of the Company other than David Miller, who has not attended any director meetings in the last year, will not continue as a director of the Company. The proposed Agreement of Merger between the Company and CB&N is set forth in full as Appendix A to this Information Statement. As a result of the Merger, without any action on the part of the holder thereof, each outstanding share of common stock, par value $.01 per share, of the Company ("Common Stock") will be converted into one (1) share of common stock, par value $.0001 per share, of CB&N ("Delaware Common Stock"); each option or warrant to purchase shares of common stock of the Company will be converted into an option or warrant to purchase one (1) share of common stock, par value $.0001 per share, of CB&N at an exercise price equal to its present exercise price; and each share of Series A Preferred Stock will be converted into a share of preferred stock in CB&N with substantially equivalent rights, privileges and preferences to those they now possess. There are certain differences between New York law and Delaware law relating to the ability of the directors of the Company to grant options to employees, officers and directors without shareholder approval, the procedure and requisite vote for taking corporate action without a meeting and for approving certain corporate changes, mergers and asset sales, and procedural and substantive differences related to indemnification of officers and directors more fully discussed below under "Comparison of Delaware and New York Law." There may be unanticipated effects of the Merger in addition to those described in this Information Statement.

         Management also believes that the change in the Company's name, which will be effected upon the completion of the Merger, will assist the Company is its national marketing efforts by lessening the Company's perception in the industry as a regional (Adirondack) and giving a more national appellation (Continental) while also reflecting the Company's shift from marketing spring water to marketing enhanced waters and other beverages.

         The Board of Directors has unanimously approved the proposal to change the Company's domicile to Delaware. The Agreement of Merger provides, however, that the proposed Merger may be abandoned at any time prior to becoming effective if any circumstance should develop that, in the opinion of the Boards of Directors of the Company and CB&N, makes proceeding with the Merger inadvisable.

                            EXCHANGE OF CERTIFICATES

         At the effective time of the Merger (the "Effective Time"), each share of Common Stock of the Company will automatically be combined and changed into one share of Delaware Common Stock. No additional action on the part of the Company or any shareholder will be required. Shareholders will be requested to exchange their certificates representing shares of Common Stock held prior to the Merger for new certificates representing shares of Delaware Common Stock. Shareholders will be furnished the necessary materials and instructions to effect such exchange promptly following the Effective Time. Certificates representing shares of New York Common Stock subsequently presented for transfer may, at the option of the Company's Transfer Agent, not be transferred on the books and records of the Company, but returned to the tendering person for exchange. Shareholders should not submit any certificates until requested to do so. In the event any certificate representing shares of the Company's Common Stock is not presented for exchange upon request by the Company, any dividends that may be declared after the Effective Time with respect to the Company's Common Stock represented by such certificate will be withheld by the Company until such certificate has been properly presented for exchange, at which time all such withheld dividends which have not yet been paid to a public official pursuant to relevant abandoned property laws will be paid to the holder thereof or his designee, without interest.


                  REASONS FOR CHANGE IN STATE OF INCORPORATION

         The Company was originally incorporated in New York, because the laws of that State were then deemed to be well adapted for the conduct of the Company's business. The corporation law of Delaware affords a flexible and modern basis for corporate action including the ability to grant options to its directors, officers and employees. Because more than 50,000 corporations are incorporated in Delaware, including a substantial number of the corporations whose securities are publicly traded, a large body of case law has developed, decided by a judiciary of corporate specialists, interpreting Delaware law in the corporate field.


                              ORGANIZATION OF CB&N

         CB&N was organized by the Company in Delaware as a wholly-owned subsidiary of the Company for the sole purpose of the Merger. Upon the Merger becoming effective, authorized capital stock of CB&N will consist of 1,000,000 shares of Preferred Stock, par value $.0001 per share, and 100,000,000 shares of common stock, par value $.001 per share if Proposal II, set forth below, is approved and 40,000,000 shares of Common Stock if Proposal II set forth below is not approved.

         The current Directors of the Company will become the directors of CB&N upon the Merger becoming effective except that David Miller, who has not attended any director meetings in more than a year will not be a director on CB&N. The officers of the Company will be the officers of CB&N upon the Merger becoming effective.


                         FEDERAL INCOME TAX CONSEQUENCES

         No gain or loss will be recognized to the Company or to CB&N as a result of the Merger, and no gain or loss will be recognized under such law to the holders of the common stock of the Company as a result thereof.

         This discussion should not be considered as tax or investment advice, and the tax consequences of the Merger may not be the same for all shareholders. Shareholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.


                           VOTE REQUIRED FOR APPROVAL

         The Merger requires the approval of the holders of two-thirds of the outstanding shares of Common Stock. The sole holder of the Company's Series A Preferred Stock has indicated that he will consent to the Merger.


                        RIGHTS OF DISSENTING SHAREHOLDERS

     Sections 623 and 910 of the New York Business Corporation Law ("NYBCL") give to any shareholder of the Company who wishes to object to the proposed Merger of the Company into CB&N (an "Objecting Shareholder") the right to receive from the Company in cash, the fair value of his or her shares, provided that the Merger is not abandoned or fails to be approved and authorized, and provided, further, that the following procedure is carefully followed.

         (a) The Objecting Shareholder must not vote in favor of the Merger and, before the plan is effected (within twenty 20 days of the mailing of this Information Statement), he or she must file with the Company written objection thereto stating his or her intention to demand payment for his or her shares. The written objection should be sent to Adirondack Pure Springs Mt. Water Co., Inc., 100 Quentin Roosevelt Boulevard - Suite 404, Garden City, New York 11530,
Attention: David Sackler, President. Registered Mail, Return Receipt Requested is recommended. A shareholder may not dissent as to less than all of the shares as to which he has a right to dissent.

         (b) The Company shall give written notice to each Objecting Shareholder if the Merger is effected.

         (c) Within twenty (20) days after the notice in (b) is given, the Objecting Shareholder must make written demand on the Company in accordance with the method of mailing as set forth in paragraph (a), for payment of the fair value of his or her shares indicating his or her name and residence address and the number of shares owned. Together with the written demand or within one month thereafter, the Objecting Shareholder must submit certificates representing all of his shares of the Company's stock to the Company or its transfer agent for the purpose of affixing a notation indicating that a demand for payment has been made. Otherwise, at the option of the Company, he or she will lose his objector's rights, unless a court, for good cause shown, otherwise directs.

         (d) Within fifteen (15) days after the later of the date of the proposed corporate action is consummated, or the period during which written demand by the objecting shareholder must be made (but no case later than ninety
(90) days from the date of Shareholder Authorizations, the Company must make a written offer by registered mail to each Objecting Shareholder to pay for his or her shares at a specified price which the Company considers to be their fair value.

         (e) If, within thirty (30) days after making such offer, the Objecting Shareholder and the Company agree upon the price to be paid for his or her shares, payment must be made by the Company within sixty (60) days of the date of the making of such offer upon the surrender of the certificates representing his or her shares.

         (f) If the Company fails to make such offer or if the Objecting Shareholder and the Company fail to agree upon the price to be paid, the Company must within twenty (20) days after the expiration of the time periods set forth in subparagraphs (d) and (e) (whichever is applicable) institute a special proceeding in the Supreme Court of the State of New York, Nassau County to determine the rights of the Objecting Shareholder and to fix the fair value of his or her shares.

         (g) If the Company fails to institute such special proceeding the Objecting Shareholder may do so within thirty (30) days after the expiration of such twenty (20) day period. Failure of the Objecting Shareholder to institute such proceedings will result in the loss of his or her objector's rights unless the court, for good cause shown, otherwise directs.

         (h) Within sixty (60) days after the final determination of the special proceedings, the Company must pay to each Objecting Shareholder the amount found to be due him or her, upon surrender of the certificates representing his or her shares.

         The foregoing summary of the rights of Objecting Shareholders does not purport to be complete and is qualified in its entirety by reference to Sections 623 and 910 of the New York Business Corporation Law, a copy of which appears in Appendix B to this Information Statement.

                     COMPARISON OF DELAWARE AND NEW YORK LAW

         Set forth below is a brief discussion of certain differences between NYBCL, under which the Company is incorporated, and the Delaware General Corporation Law (the "DGCL"), under which CB&N is incorporated.

         The statements set forth under this heading with respect to the NYBCL and the DGCL and the respective certificates of incorporation of the Company and CB&N are brief summaries thereof and do not purport to be complete. The statements relating to the NYBCL and the DGCL are subject to the detailed provisions of such statutes and the case law and other legal interpretations relating to such statutes. The information relating to the respective certificates of incorporation of the Company and CB&N are qualified in their entireties by such documents, copies of which are available from the Company.

         Dividend Rights

         Under the NYBCL, a corporation is prohibited from making a distribution to shareholders if, after giving effect thereto: (i) such corporation would be made insolvent, (ii) the declaration, payment or distribution would be contrary to any restrictions contained in the corporation's certificate of incorporation,
(iii) such corporation's net assets remaining after such declaration, payment or distribution is less than its stated capital. Under the DGCL, a corporation may pay dividends out of surplus (defined as the excess, if any, of net assets over capital), or, if no surplus exists, out of its net profits for the fiscal year in which such dividends are declared and/or for its preceding fiscal year, provided, that dividends may not be paid out of net profits if the capital of such corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

         Holders of common stock of both the Company and CB&N are entitled to receive such dividends as may be declared by the board of directors from funds, legally available for such purpose after payment of any dividends due with respect to a series of preferred stock.

         Voting Rights

         Unless otherwise provided in the certificate of incorporation, the NYBCL and the DGCL provide that every shareholder of record shall be entitled at every meeting of shareholders to one vote for every share owned of record on the record date for determining shareholders entitled to notice of and to vote at meeting of shareholders. The certificates of incorporation of both the Company and CB&N do not contain any provision which alters this right. The certificates of incorporation of both the Company and CB&N give the board of directors the power to create series of preferred stock and to provide for voting rights for the holders of such series. Such rights may include the right to more than one vote per share.

         Directors

         Under the NYBCL, the number of directors of a corporation may be (i) fixed by the by-laws or (ii) by action of the shareholders or the board of directors under the specific provisions of a by-law adopted by the shareholders. If the number is not fixed, there must be a minimum of one director. Under the DGCL the number of directors shall be fixed by, or in the manner provided in, the by-laws unless the certificate of incorporation fixes the number of directors, in which event, the number of directors can be changed only by an amendment to the certificate of incorporation. The number of directors of both the Company and CB&N are determined pursuant to the by-laws of such corporation. Directors of each of the Company and CB&N are elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election.

         Ability to Grant Options to Employees and Directors

         The NYBCL prohibits the issue of options and rights to purchase capital stock of a corporation to directors, officers or employees of the corporation or any subsidiary or affiliate as an incentive to service or continued service unless authorized at a meeting of shareholders by the vote of the holders of a majority of all outstanding shares entitled to vote thereon or authorized by and consistent with a plan adopted by such vote of shareholders. The DGCL does not include any requirement for obtaining shareholder approval for the issue of such options or rights.

         Fiduciary Duties of Directors

         Under the NYBCL, directors owe a fiduciary duty to the corporation and its shareholders and must perform their duties in good faith and with that degree of care which an ordinarily prudent person in a like position would use under similar circumstances. Directors must give reasonable attention to the corporation's business. New York law presumes that, without evidence to the contrary, in making a business decision, directors are acting in good faith and exercising honest judgment. In taking action, directors may consider, among other things, both the long-term and short-term interests of the corporation and its shareholders. In addition, directors may consider the effects that the corporation's actions may have in the short-term or in the long-term upon: (i) the prospects for potential growth, development, productivity and profitability of the corporation, (ii) the corporation's current employees, (iii) the corporation's retired employees and other beneficiaries who are entitled to receive retirement benefits, (iv) the corporation's customers and creditors, and

(v) the ability of the corporation to provide, as a going concern, goods, services, employment opportunities and employment benefits to contribute to the community in doing business. In performing his duties, a director shall be entitled to rely upon information, opinions, reports or statements, including financial statements and other financial data, in each case prepared and/or presented by: (i) officers of the corporation, (ii) legal counsel, public accountants and other professionals, and (iii) a committee of the corporation.

         Under the DGCL, the business and affairs of a corporation are managed by or under the direction of its board of directors. In exercising their powers, directors are charged with an unyielding fiduciary duty to protect the interests of the corporation and to act in the best interests of its shareholders. Delaware law in general presumes that, in making a business decision, directors are disinterested and act on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of such corporation, which presumption is known as the "business judgment rule." A party challenging the propriety of a decision of a board of directors bears the burden of rebutting the applicability of the presumption of the business judgment rule by demonstrating that, in reaching their decision, the directors breached one or more of their fiduciary duties -- good faith, loyalty and due care. If the presumption is not rebutted, the business judgment rule attaches to protect the directors and their decisions, and their business judgments will generally not be judicially second guessed. Where, however, the presumption is rebutted, the directors bear the burden of demonstrating the entire fairness of the relevant transaction. Notwithstanding the foregoing, Delaware courts subject directors' conduct to enhanced scrutiny in respect of defensive actions taken in response to a threat to corporate control and approval of a transaction resulting in a sale of such control.

         Liability of Directors

         Under the NYBCL, a corporation's certificate of incorporation may eliminate or limit the personal liability of directors to the corporation or its shareholders for damages in connection with any breach of duty in such capacity, provided that no such provision may eliminate or limit: (i) the liability of any director if a judgment or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of any law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, (ii) liability which arises from injury suffered by persons as a result of a declaration of a dividend or other distribution, a purchase of the corporation's shares, a distribution of assets after dissolution, the making of a loan, any of which is effected in violation of the NYBCL or (iii) the liability of any director for any act or omission prior to the adoption of a provision limiting or eliminating such director's liability.

         The DGCL permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the liability of its directors to such corporation or its shareholders for monetary damages arising from a breach of fiduciary duty, except for: (i) a breach of the duty of loyalty to the corporation; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of the DGCL or (iv) any transaction from which the director derived an improper personal benefit. The certificate of incorporation of CB&N eliminates director liability to the maximum extent permitted by the DGCL, and it also contains broad indemnification provisions.

         Call of Special Meetings

         The NYBCL permits special meetings of the shareholders to be called by the board of directors and such persons who may be authorized to do so by the certificate of incorporation or the by-laws. At any such special meeting, only such business may be transacted which is related to the purpose or purposes set forth in the written notice provided to shareholders.

         Under the DGCL, a special meeting of the shareholders may be called by the board of directors or such other person as may be authorized by the certificate of incorporation or by- laws.

         Amendment to Charter Documents

         Under the NYBCL, amendments or changes to the certificate of incorporation may be authorized by vote of the board of directors, followed by vote of the holders of a two thirds majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders. In addition, the holders of shares of a class or series are entitled to vote and to vote as a class or series and the amendment shall be authorized by vote of the holders of a majority of all outstanding shares of the class or series when a proposed amendment would: (i) exclude or limit such shareholders' right to vote on any matter, (ii) change such shareholders' shares to reduce the par value, (iii) change such shares into a different number of shares of the same class, or into the same or a different number of shares of any one or more classes or any series thereof, (iv) fix, change or abolish the designation of any authorized class, any of the relative rights, preferences or limitations, including any provisions in respect of any undeclared dividends, whether or not cumulative or accrued, or the redemption of any shares, or any sinking fund for the redemption or purchase of any shares or any preemptive rights to acquire shares or other securities (v) provide that their shares may be converted into shares of any other class or into shares of any other series of the same class, (vi) alter the terms or conditions upon which their shares are convertible or change the shares issuable upon conversion of their shares, if such action would adversely affect such holders' rights or (vii) subordinate their rights, by authorizing shares having preferences which would be in any respect superior to their rights. For amendments involving mergers, see "Approval of Merger and Asset Sales."

         Under the DGCL, any provision of the certificate of incorporation of CB&N may be amended by approval of the board of directors and the affirmative vote of a majority of the voting power of the outstanding shares entitled to vote thereon; provided, that any amendment which affects the rights of the holders of any class or series of capital stock must be approved by the holders of a majority of the shares of such class or series.

         Approval of Merger and Asset Sales

         Under the NYBCL, the board of directors, upon adopting a plan of merger or consolidation, must submit such plan to a vote of shareholders. Notice of the meeting to adopt the plan and an outline of the plan must be given to each shareholder of record, as of the record date, whether or not such shareholder is entitled to vote. The plan must be adopted at the meeting of shareholders by vote of the holders of two-thirds of all outstanding shares entitled to vote thereon. Notwithstanding any provision in the corporation's certificate of incorporation, the holders of shares of a class or series of the corporation's stock, shall be entitled to vote and to vote as a class if the plan contains any provision entitling the holders of such shares to vote and vote as a class thereon. In such case, in addition to the authorization of the merger or consolidation by vote of the holders of two-thirds of all outstanding shares, the merger or consolidation shall be authorized by a vote of the holders of a majority of all outstanding shares of each such class or series. Notwithstanding shareholder authorization, the board of directors may abandon the plan of merger or consolidation at any time prior to the filing of the certificate of merger or consolidation with the New York Secretary of State, but only pursuant to a provision for such abandonment contained in the plan. No shareholder authorization, from either the parent corporation or the subsidiary corporation is required when a parent corporation merges any subsidiary corporation into itself.

         Under the NYBCL, a sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation, if not made in the usual or regular course of business conducted by the corporation, shall be authorized only by the following procedure: (i) the board of directors must authorize the proposed sale, lease, exchange or other disposition and direct its submission to a vote of shareholders, (ii) notice of meeting shall be given to each shareholder of record, whether or not entitled to vote, and (iii) the shareholders must approve such sale, lease, exchange or other disposition and may fix, or may authorize the board to fix, any of the terms and conditions thereof and the consideration to be received by the corporation therefor, by a vote at a meeting of shareholders of the holders of two-thirds of all outstanding shares entitled to vote thereon. Notwithstanding shareholder approval, the board may abandon the proposed sale, lease, exchange or other disposition without further action by the shareholders, subject to the rights, if any, of third parties under any contract.

         Under the DGCL, unless required by its certificate of incorporation, and the certificate of incorporation of CB&N contains no such requirement, no vote of the shareholders of a constituent corporation surviving a merger is necessary to authorize such merger if: (i) the agreement of merger does not amend the certificate of incorporation of such constituent corporation; (ii) each share of stock of such constituent corporation outstanding prior to such merger is to be an identical outstanding or treasury share of the surviving corporation after such merger; (iii) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such common stock are to be issued under such agreement of merger, or the number of shares of common stock issued or so issuable does not exceed 20% of the number thereof outstanding immediately prior to such merger; and (iv) certain other conditions are satisfied. In addition, the DGCL provides that a parent corporation that is the record holder of at least 90% of the outstanding shares of each class of stock of a subsidiary may merge such subsidiary into such parent corporation without the approval of such subsidiary's shareholders or board of directors. Whenever the approval of the shareholders of a corporation is required for an agreement of merger or consolidation or for a sale, lease or exchange of all or substantially all of its assets, such agreement, sale, lease or exchange must be approved by the affirmative vote of the holders of a majority of outstanding shares of such corporation entitled to vote thereon; provided, that under the DGCL, where a corporation's certificate of incorporation provides for more or less than one vote per share on any matter, the required vote is a majority of the combined voting power of the corporation's stock.

         Rights of Appraisal

         Procedure to Dissent. Under the NYBCL, a shareholder has a right to dissent to any plan of merger or consolidation or any sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation, provided that this right exists only when the shareholder was entitled to vote on the proposed corporate action. In order to dissent, a shareholder must file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares.

         Right to Receive Fair Value of Shares. Shareholders who properly dissent to any merger or consolidation under the NYBCL also have the right to receive payment of the fair value of their shares, if such shareholders were entitled to vote and did not assent to any plan of merger or consolidation to which the corporation is a party, except where such shareholders are (i) holders of shares of the Parent Corporation in a merger of a Parent Corporation and a Subsidiary Corporation, (ii) holders of shares of the Parent Corporation in a merger or consolidation of domestic and foreign corporations, or (iii) holders of shares in a surviving corporation. Notwithstanding the foregoing, shareholders of a surviving corporation do have the right to receive payment for their shares if the merger or consolidation alters or abolishes any preferential rights, redemption or sinking fund rights, preemptive rights or excludes or limits the rights of such holders to vote on any matter.

         Furthermore, a shareholder has a right to receive payment of the fair value of his shares in the case of any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval, provided that shareholders do not have the right to receive such payment in a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of the corporation's net assets to the shareholders is made in accordance with their respective interests within one year after the date of such transaction.

         The DGCL provides for appraisal rights on the part of the shareholders of a corporation only in the case of certain mergers or consolidations and not (unless the certificate of incorporation of a corporation so provides, which the certificate of incorporation of CB&N does not) in the case of other mergers, a sale or transfer of all or substantially all of such corporation's assets or an amendment to such corporation's certificate of incorporation. In addition, the DGCL denies appraisal rights to the shareholders of the surviving corporation in a merger if such merger did not require for its approval the vote of the shareholders of such surviving corporation.

         Indemnification of Directors and Officers

         The NYBCL provides in general that a corporation may indemnify any director or officer made, or threatened to be made, a party to an action or proceeding (a "Proceeding") (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney fees actually and necessarily incurred. In order to receive such indemnification, the person must have acted in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or partnership, joint venture, trust, employee benefit plan or other enterprise not opposed to the best interests of the corporation and in addition, in criminal actions or proceedings such person had no reasonable cause to believe that his conduct was unlawful. The NYBCL permits similar indemnification in the case of actions by or in the right of the corporation, provided that indemnification is not permitted in respect of (i) a threatened action or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as such court deems proper. In any case, the NYBCL provides that the indemnification permitted under the NYBCL is not exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled. No indemnification may be provided to a director or officer under the NYBCL if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

         The DGCL provides in general that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         In addition, the DGCL permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which that court shall deem proper.

         Furthermore, under the DGCL, the determination of whether indemnification is proper shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the shareholders of the Corporation.

         The DGCL provides that the expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

         The DGCL further provides that the indemnification and advancement of expenses provided by, or granted pursuant to, the DGCL shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         Article Seventh of the Company's Certificate of Incorporation, as amended, presently provides, in general, that the personal liability of the New York directors of the Company is eliminated to the fullest extent permitted by the provisions of paragraph (b) of Section 402 of the NYBCL, as the same may be amended and supplemented. Section 402(b) of the NYBCL provides that the certificate of incorporation of a New York corporation may set forth a provision eliminating or limiting the personal liability of directors to the corporation or its stockholders for damages for any breach of duty in such capacity, provided that no such provision shall eliminate or limit (1) the liability of any director if a judgment or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he is not legally entitled or (2) the liability of any director for any act or omission prior to the adoption of a provision authorized by Section 402(b) of the NYBCL.

         While the Company's New York certificate of incorporation and by-laws are silent on matters relating to indemnification, the Company has agreed to indemnify each director and executive officer pursuant to an Indemnification Agreement with each such claims, damages and liability incurred by such director or executive officer for or as a result of action taken or not taken while such director or executive officer was acting in his capacity as a director, officer, employee or agent of the Company. The obligations of the Company for indemnification is limited to the extent provided in the NYBCL and is also limited in situations where, among others, the indemnitee is deliberately dishonest, gains any profit or advantage to which he is not legally entitled or is otherwise indemnified.

         The Company has obtained a directors and officers insurance and company reimbursement policy. The policy insures directors and officers against unindemnified loss arising from certain wrongful acts in their capacities and reimburse the Company for such loss for which the Company has lawfully indemnified the directors or officers.

         The certificate of incorporation and by-laws of CB&N will contain provisions requiring the Company to indemnify officers and directors to the fullest extent permitted under the DGCL and it is anticipated that the insurance policies and Indemnification Agreements will continue without significant modification.

         Anti-Takeover Provisions

         Section 912 of the NYBCL applies to a broad range of business combinations between a New York corporation and an interested shareholder. The NYBCL defines a "business combination" to include mergers, consolidations, sales, leases, exchanges of shares, mortgages, pledges, securities reclassifications and other transactions. An "interested shareholder" is defined as any person who (i) is the beneficial owner, directly or indirectly, of twenty percent or more of the outstanding voting stock of a corporation or (ii) is an affiliate or an associate of such corporation and at any time within the five-year period immediately prior to the date in question was a beneficial owner, directly or indirectly, of twenty percent or more of the then outstanding voting stock of such corporation. The NYBCL prohibits a corporation from engaging in a business combination with an interested shareholder for a period of five years following such interested shareholder's stock acquisition date except under limited circumstances, including when (i) such business combination or the purchase of stock made by such interested shareholder on such interested shareholder's stock acquisition date is approved by the board of directors of such corporation prior to such interested shareholder's stock acquisition date,
(ii) such business combination is approved by the affirmative vote of the holders of a majority of the outstanding voting stock not beneficially owned by such interested shareholder or any affiliate or associate of such interested shareholder at a meeting called for such purpose no earlier than five years after such interested shareholder's stock acquisition date.

         Section 912 does not apply (i) to any business combination of a New York corporation that does not have a class of voting stock registered with the Securities and Exchange Commission pursuant to Section 12 of the Exchange Act ("Registered Voting Stock"), unless the certificate of incorporation provides otherwise, or under certain circumstances, such as (ii) to any business combination of a domestic corporation whose amendment certificate of incorporation provides that Section 912 applies, which did not have a class of Registered Voting Stock on the effective date of such amendment, and which is a business combination with an interested shareholder (as defined therein) whose stock acquisition date is prior to the effective date of such amendment, or
(iii) to any business combination of a domestic corporation the original certificate of incorporation or an amended by-laws of which contains a provision expressly electing not to be governed by Section 912, or (iv) to any business combination of a domestic corporation with an interested shareholder of such corporation who became an interested shareholder inadvertently.

         Section 203 of the DGCL applies to a broad range of business combinations (as defined in the DGCL) between a Delaware corporation and an interested shareholder (as defined). The DGCL definition of "business combination" includes mergers, sales of assets, issuance of voting stock and certain other transactions. An "interested shareholder" is defined as any person who owns, directly or indirectly, 15% or more of the outstanding voting stock of a corporation. The DGCL prohibits a corporation from engaging in a business combination with an interested shareholder for a period of three years following the date on which the shareholder became an interested shareholder, unless (i) the board of directors approved the business combination before the shareholder became an interested shareholder, or the board of directors approved the transaction that resulted in the shareholder becoming an interested shareholder,
(ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, such shareholder owned at least 85% of the voting stock outstanding when the transaction began other than shares held by directors who are also officers and by certain employee stock plans, or (iii) the board of directors approved the business combination after the shareholder became an interested shareholder and the business combination was approved at a meeting by at least two-thirds of the outstanding voting stock not owned by such shareholder.

         Rights of Inspection

         Under the NYBCL, every shareholder of record for at least six months immediately preceding his demand, or any person holding at least five percent of any class of outstanding shares, upon at least five days written demand, shall have the right to examine in person or by agent or attorney, during normal business hours, certain books and records, including the corporation minutes of the proceedings of its shareholders, a record of shareholders, balance sheets and profit and loss statements. The shareholder must request the inspection for a purpose which is in the interest of the corporation or related to his status as a shareholder.

         Under the DGCL any shareholder shall, upon written demand under oath stating the purpose thereof, have the right during the usual business hours to inspect for any proper purpose the corporation's stock ledger, list of shareholders and its other books and records and make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a shareholder.

         Liquidation Rights

         The holders of the Company's Common Stock and the common stock of CB&N have substantially the same rights on liquidation, dissolution or winding up.


                             APPROVAL OF THE MERGER

         The proposed merger which will have the effect, among other things (a) change the state of incorporation of the Company from New York to Delaware; (b) change the name of the Company to Continental Beverage and Nutrition, Inc.; and
(c) increase the number of shares of common stock the Company is authorized to issued from 40,000,000 to 100,000,000 if proposal II is approved and to 40,000,000 if proposal II is not approved.


                                   PROPOSAL II
      INCREASING THE NUMBER OF SHARES OF COMMON STOCK WHICH THE CORPORATION
       IS AUTHORIZED TO ISSUE FROM 40,000,000 SHARES TO 100,000,000 SHARES


         The Company's presently authorized capital consists of 40,000,000 shares of Common Stock, par value $.01 per share, and 1,000,000 shares of Preferred Stock, par value $.01 per share, of which 20,000 shares have been designated as Series A Preferred Stock. The Board of Directors has authorized, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation to increase the numbers of authorized shares of Common Stock from 40,000,000 to 100,000,000. This amendment will not effect any changes in the presently authorized or outstanding shares of Common Stock or Preferred Stock.


         Reasons for the Proposed Amendment

         The Company currently has issued and outstanding 21,035,193 shares of Common Stock. An additional 1,500,000 shares of Common Stock are reserved for possible issuance pursuant to the Company's 1998 Stock Option Plan leaving approximately 17,465,000 shares available for future issuance. While the presently authorized shares are adequate for the Company's present foreseeable requirements, Management believes that the change to Delaware domicile coupled with the removal of the Company's regional name may result in the Company being approached by many acquisition candidates in the highly fragmented bottled beverage industry. Management is asking for the additional shares because it will give the Board of Directors the flexibility to take advantage of such additional opportunities as they might arise without the requirement to obtain shareholder. Shareholder approval of a proposed transaction might result in delays that could cause the Company to lose the opportunity that is presented. However, the Company has no present plans for or contemplated transactions which would require the issuance of any of the additional shares authorized hereby.

         The additional Common Stock authorized by the amendment could also be issued publicly or privately in connection with future financings or acquisitions. At this time, the Company is not seeking an underwriter and has no plans to underwrite a public offering of Common Stock.

          Whether or not shareholders approve the proposed amendment to the Company's Certificate of Incorporation, there can be no assurance that any future transactions or offerings of the Company's securities, public or private, will be consummated. If the proposed amendment is approved, the Company does not intend to solicit further authorization from stockholders for the issuance of the Common Stock prior to such issuance, subject to the provisions of the Delaware General Corporation Law (if Proposal I is approved) or the New York Business Corporation Law (if Proposal II is not approved). The Board of Directors believes that prudent business planning suggests that the Company authorize the additional 60,000,000 shares of Common Stock at this time.

         Although the Board of Directors has no present intention of doing so, the Common Stock could also be used by the directors to defeat or delay a hostile takeover. Faced with an actual or proposed hostile takeover, the directors could issue a significant number of shares of Common Stock to a friendly party in a private transaction such that the Company may become a less attractive acquisition for a hostile party. The directors are not aware of any current proposals by any party to acquire control of the Company and does not presently contemplate recommending the adoption of further amendments to the Company's Certificate of Incorporation which would affect the ability of third parties to take over or change control of the Company.

         The foregoing summary description of the proposed amendment to the Company's Certificate of Incorporation is not intended to be complete and is qualified in its entirety by reference to the complete text of the Agreement and Plan of Merger which is attached to this Consent Statement as Appendix "A."

         Vote Required for Approval

         Approval of this proposal requires the affirmative vote of a 2/3 majority (14,023,462) of the outstanding shares of Common Stock of the Company. If the amendment is not approved, the number of shares of Common Stock which the Company is authorized to issue shall remain at 40,000,000 shares.

         Board of Director's Recommendation

         The Board of Directors believes that the proposal to amend the Certificate of Incorporation to authorize additional shares of Common Stock is in the best interests of the Company. Accordingly, the Board recommends that stockholders vote in favor of the proposed amendment of the Company's Certificate of Incorporation.


                              AVAILABLE INFORMATION

         The Company is subject to the informational reporting requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission ("Commission"). The Company's reports, proxy statements and other information, can be inspected and copied at the public reference room of the Commission at

450 Fifth Street N.W., Washington, D.C. 20549 and at the Commission's regional offices at 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can be obtained from the public reference section of the Commission at its Washington address at prescribed rates.

                           INCORPORATION BY REFERENCE

         The Company will provide without charge to each person to whom a copy of this Consent Statement is delivered upon the written or oral request of such person, a copy of any or all of the documents incorporated by reference herein (including exhibits to such documents). Requests should be directed to:
Adirondack Pure Springs Mt. Water Co., Inc., 100 Quentin Roosevelt Boulevard - Suite 404, Garden City, New York 11530 Attn. Corporate Secretary. Copies may also be requested by telephone at (516) 222-0100, Attn. Corporate Secretary. Each of the documents listed below as being incorporated by reference is being delivered to shareholders simultaneously with this Information Statement (without exhibits).

         The following document filed with the Commission by the Company is hereby incorporated by reference into this Consent Statement:

         The Company's Annual Report on Form 10-KSB for the fiscal year ended February 28, 2003.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies, supersedes or replaces such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.


By Order of the Board of Directors
David Sackler, President

October   , 2003

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER

         THIS PLAN AND AGREEMENT OF MERGER (this "Merger Agreement") is made as of October 1, 2003, by and between Adirondack Pure Springs Mt. Water Co., Inc., a New York corporation ("APSW") and Continental Beverage and Nutrition, Inc., a Delaware corporation ("CB&N") (APSW and CB&N are hereinafter collectively sometimes referred to as the "Constituent Corporations").

WHEREAS, the authorized capital stock of APSW consists of 40,000,000 shares of Common Stock, par value $.01 per share and 1,000,000 shares of Preferred Stock, par value $.01 per share;

WHEREAS, this Plan and Agreement of Merger has been duly approved by the requisite votes of the shareholders of each constituent corporation;

WHEREAS, the authorized capital stock of CB&N consists of 100,000,000 (40,000,000) shares of Common Stock, par value $0.0001 per share, and 1,000,000 shares of Preferred Stock, par value $.0001 per share; and

WHEREAS, the directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that APSW merge with and into CB&N upon the terms and conditions provided herein.

NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that APSW shall merge with and into CB&N on the following terms, conditions and other provisions:

1. TERMS AND CONDITIONS.

1.1 Merger. APSW shall be merged with and into CB&N (the "Merger"), effective at 5:01 p.m., Local Time on the date that this Agreement and any appropriate certificate is filed with the Secretary of State of Delaware ("Effective Time") and CB&N shall be the surviving corporation (the "Surviving Corporation").

1.2 Succession. On the Effective Date, CB&N will continue its separate corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of APSW, except insofar as it may be continued by operation of law, shall be terminated and cease.

1.3 Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, and powers, both of a public and a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all rights, privileges, and powers of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges and powers, and all and every other interest, thereafter shall be the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their respective stockholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not been consummated, except as they may be modified with the consent of such creditors, and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

1.4 Common Stock of APSW and CB&N. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporation or their respective stockholders, (i) each share of Common Stock of APSW issued and outstanding immediately prior thereto shall be combined, changed and converted into one (1) share of Common Stock of CB&N, in each case fully paid and non-assessable, and (ii) the one share of Common Stock of CB&N which is issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

1.5 Stock Certificates. On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented shares of Common Stock APSW shall be deemed for all purposes to evidence ownership of and to represent the shares of CB&N into which the shares of APSW represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distribution upon the shares of CB&N evidenced by such outstanding certificate as above provided.

1.6 Options and Convertible Securities. On the Effective Date, if any options or rights granted to purchase shares of Common Stock of APSW remain outstanding, then the Surviving Corporation will assume outstanding and unexercised portions of such options and such options, shall be changed and converted into options to purchase Common Stock of CB&N, such that an option to purchase one (1) share of Common Stock of APSW shall be converted into an option to purchase one (1) share of Common Stock of CB&N. No other changes in the terms and conditions of such options will occur. Each issued and outstanding share of APSW Series A Preferred Stock shall be converted into one share of CB&N Series A Preferred Stock with terms that are as nearly as is possible identical to the APSW Series A Preferred Stock.

1.7 Purchase Rights. On the Effective Date, the Surviving Corporation will assume outstanding obligations of APSW to issue Common Stock or other capital stock pursuant to contractual purchase rights granted by APSW, and the outstanding and unexercised portions of all outstanding contractual rights to purchase Common Stock or other capital stock of APSW shall be changed and converted into contractual rights to purchase Common Stock or other capital stock, respectively, of CB&N such that a contractual right to purchase one (1) share of Common Stock or other capital stock of APSW shall be converted into a contractual right to purchase one (1)share of Common stock or other capital stock, respectively, of CB&N. No other changes in the terms and conditions of such contractual purchase rights will occur.

1.8 Employee Benefit Plans. On the Effective Date, the Surviving Corporation shall assume all obligation of APSW under any and all employee benefit plans in effect as of such date with respect to which employee rights or accrued benefits are outstanding as of such date. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger.

2. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation and Bylaws. The Certificate of Incorporation of CB&N in effect on the Effective Date shall continue to be the Certificate of Incorporation of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of CB&N in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

2.2 Directors. The directors of APSW preceding the Effective Date, with the exception of David Miller, shall become the directors of the Surviving Corporation on and after the Effective Date to serve until expiration of their terms and until their successors are elected and qualified.

2.3 Officers. The officers of APSW preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3. MISCELLANEOUS

3.1 Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, the Surviving Corporation shall execute and deliver, or cause to be executed and delivered, such deeds and other instruments, and the Surviving Corporation shall take or cause to be taken such further and other action as shall be appropriate or necessary in order to vest or perfect or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of APSW and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are authorized fully in the name and on behalf of CB&N or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

3.2 Amendment. At any time before or after approval by the stockholders of APSW, this Merger Agreement may be amended in any manner (except that, after the approval of this Merger Agreement by the stockholders of APSW, the principal terms may not be amended without further approval of the stockholders of APSW) as may be determined in the judgment of the respective Board of Directors of CB&N and APSW to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

3.3 Conditions to Merger. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

(a) the Merger shall have been approved by the shareholders of APSW in accordance with applicable provisions of the New York Business Corporation Law;

(b) APSW, as sole stockholder of CB&N, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and

(c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of APSW to be material to consummation of the Merger shall have been obtained.

3.4 Abandonment or Deferral. Notwithstanding the approval of this Merger Agreement by the shareholders of APSW and CB&N, at any time before the Effective Date, (a) this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either APSW or CB&N or both or (b) the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of APSW or the Board of Directors of CB&N, such action would be in the best interests of such corporations. In the even of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or their respective Board of Directors or stockholders with respect thereto, except that APSW shall pay all expenses incurred in connection with the Merger or in respect to this Merger Agreement or relating thereto.

3.5 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of APSW and the Board of Directors of CB&N, hereby is executed on behalf of each such corporation and attested to by a duly authorized officer thereof as of the date first above written.

Adirondack Pure Springs Mt. Water Co., Inc.


By: /s/ DAVID SACKLER
    ---------------------------------
    David Sackler, President

Continental Beverage and Nutrition Inc.


By: /s/ DAVID SACKLER
    ---------------------------------
    David Sackler, President

                     WRITTEN CONSENT OF THE SHAREHOLDERS OF
                   ADIRONDACK PURE SPRINGS MT. WATER CO., INC.

         Unless otherwise indicated below, the undersigned, being a stockholder of record of shares of common stock of Adirondack Pure Springs Mt. Water Co., Inc. (the "Company"), and in the aggregate the holders of record of 2/3 of the issued and outstanding shares of common stock of the Company, do(es) hereby consent in writing to the adoption of the following resolution and to the taking of all action required or permitted thereby:

                  RESOLVED, that the Company reincorporate under the laws of Delaware through the merger of the Company into a Delaware subsidiary formed specifically for this purpose which reincorporation merger will, among other things, have the effect of changing the name of the Company to "Continental Beverage and Nutrition, Inc."

          /  /  CONSENTS        /  /  DOES NOT CONSENT         /  /  ABSTAINS

                  Resolved, that the Certificate of Incorporation of the Company be amended to increase the number of shares of Common Stock which the Company is authorized to issue from 40,000,000 shares to 100,000,000 shares.

          /  /  CONSENTS        /  /  DOES NOT CONSENT         /  /  ABSTAINS

         This written consent may be signed in counterparts all of which taken together shall constitute the consent of the holders of a majority of the issued and outstanding shares of common stock of Vitafort International Corporation.



                                               Sign Name



                                               Joint Owner signs (if applicable)



                                               Number of Shares



                                               Date


Please sign your name(s) exactly as it (they) appear on your stock certificates, in the case of joint ownership, both owners must sign. If no indication is made, the consent will be counted as being in favor of the proposal.

SHAREHOLDERS MAY ALSO WITHHOLD THEIR CONSENT BY NOT SIGNING AND NOT RETURNING THIS CONSENT